Post balance sheet events	12 Months Ended
Dec. 31, 2025
Post balance sheet events
Post balance sheet events

33 Post balance sheet events

A post balance sheet event is an event that takes place between the reporting date and the date of approval of the financial statements. Significant events are included in the financial statements either to provide new information about conditions that existed at 31 December 2025 (reporting date), including estimates used to prepare the financial statements (known as an adjusting event) or to provide new information about conditions that did not exist at 31 December 2025 (non-adjusting events). This note provides information relating to material non-adjusting events.

On 9 February 2026, NatWest Group plc announced that it had reached an agreement to acquire Evelyn Partners for an enterprise value of £2.7 billion. Evelyn Partners is a leading integrated wealth management and financial planning firm with approximately £69 billion of assets under management and administration. The transaction is expected to complete in the summer of 2026, subject to regulatory approval.

As part of the ongoing on - market share buyback programme, NatWest Group plc has repurchased and cancelled a further 23.99 million shares since December 2025 for a total consideration (excluding fees) of £156.76 million.

Other than as disclosed in the accounts, there have been no other significant events subsequent to 31 December 2025 which would require a change or additional disclosure.